Exhibit 10.6 - KUPA (AM) 1370kHz, Broadcast License.

United States of America

FEDERAL COMMUNICATIONS COMMISSION

AM BROADCAST STATION LICENSE

                                                        Authorizing Official:

Official Mailing Address:
DIAMOND BROADCASTING CORPORATION	Penelope A. Dade
210 NORTH 1000 EAST	Supervisory Analyst
P.O. BOX 1450	Audio Division
ST. GEORGE UT 84771	Media Bureau
Grant Date: June 25, 2003
Facility Id: 26441	This license expires 3:00 am local time, February 01, 2006.
Call Sign: KUPA
License File Number: BL-20020307ACY

This License Covers Permit No.: BP-20010813AAG

Subject to the provisions of the Communications Act of 1934, subsequent acts and treaties, and all regulations heretofore or hereafter made by this Commission, and further subject to the conditions set forth in this license, the licensee is hereby authorized to use and operate the radio transmitting apparatus herein described.

This license is issued on the licensee's representation that the statements contained in licensee's application are true and that the undertakings therein contained so far as they are consistent herewith, will be carried out in good faith. The licensee shall, during the term of this license, render such broadcasting service as will serve the public interest, convenience, or necessity to the full extent of the privileges herein conferred.

This license shall not vest in the licensee any right to operate the station nor any right in the use of the frequency designated in the license beyond the term hereof, nor in any other manner than authorized herein. Neither the license nor the right granted hereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934. This license is subject to the right of use or control by the Government of the United States conferred by Section 606 of the Communications Act of 1934.

Hours of Operation: Unlimited

Average hours of sunrise and sunset: Local Standard Time (Non-Advanced)

Jan.	7:15 AM	6:15 PM	Jul.	6:00 AM	7:15 PM
Feb.	7:00 AM	6:30 PM	Aug.	6:15 AM	7:00 PM
Mar.	6:45 AM	6:45 PM	Sep.	6:15 AM	6:30 PM
Apr.	6:15 AM	6:45 PM	Oct.	6:30 AM	6:15 PM
May	6:00 AM	7:00 PM	Nov.	6:45 AM	5:45 PM
Jun.	5:45 AM	7:15 PM	Dec.	7:00 AM	5:45 PM

Name of Licensee: DIAMOND BROADCASTING CORPORATION Station Location: PEARL CITY, HI

Frequency (kHz): 1370

Station Class: B

Antenna Coordinates:

Day
Latitude:	N	21 Deg 26 Min	18 Sec
Longitude:	W	157 Deg 59 Min	29 Sec
Night
Latitude:	N	21 Deg 26 Min	18 Sec
Longitude:	W	157 Deg 59 Min	29 Sec

Transmitter(s): Type Accepted. See Sections 73.1660, 73.1665 and 73.1670 of the Commission's Rules.

Nominal Power (kW):	Day: 6.2	Night: 6.2
Antenna Input Power (kW):	Day: 6.2	Night: 6.2
Antenna Mode:	Day: ND	Night: ND

(DA=Directional Antenna, ND=Non-directional Antenna; CH=Critical Hours)

Current (amperes):	Day: 11.87	Night: 11.87
Resistance (ohms):	Day: 44	Night: 44

Non-Directional Antenna: Day

Radiator Height: 54.3 meters;

89.3 deg Theoretical Efficiency: 305.28 mV/m/kw at 1km

Non-Directional Antenna: Night

Radiator Height: 54.3 meters;

89.3 deg Theoretical Efficiency: 305.28 mV/m/kw at 1km

Antenna Registration Number(s):

Day:
	Tower No.	ASRN
	1	None	55

Night:
	Tower No.	ASRN
	1	None	55

Special operating conditions or restrictions:

1 The permittee/licensee in coordination with other users of the site must reduce power or cease operation as necessary to protect persons having access to the site, tower or antenna from radiofrequency electromagnetic fields in excess of FCC guidelines.

2 •Special Conditions (4)

"The authority granted herein is subject to the following conditions:

a) The maximum fundamental field strength produced by the proposed transmitter shall not exceed 95 millivolts per meter (mV/m) as measured at the Federal Communications Commission's HONOLULU, HI monitoring station at any time.

b) Any and all spurious emissions, other than on frequencies contained within the AM Broadcast band, which are in any way related to this station's facilities or transmissions, as detected by the monitoring equipment at the Commission's HONOLULU, HI monitoring station shall be no greater than 1 microvolt per meter (1 mV/m), (which is equivalent to 0 dBm).

c) In the event of interference, including intermodulation, to monitoring, direction finding, or related operations at the Federal Communications Commission's HONOLULU, HI monitoring station, which is in any way related to this station's facilities or transmissions, the licensee shall take such corrective actions as necessary to eliminate the interference. Corrective action shall include the provision, installation, and adjustments of suitable transmitter filter circuits, shielding, or other appropriate devices as may be required to eliminate the interference. If these or other measures do not eliminate the interference, the licensee shall reduce power to comply or cease transmissions.

d) If any additional reduction in power is necessary after the station becomes operational to comply with the 95 mV/m in-channel, and the 1 mV/m out-of-band limits, or to eliminate interference to the Commission's HONOLULU, HI monitoring station, the licensee shall immediately apply for a Special Temporary Authority (STA) and shall file an application to the Commission for the altered parameters."

*** END OF AUTHORIZATION ***